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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 24, 2002



                                RADIOLOGIX, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                     000-23311                 75-2648089
(State or other                (Commission             (I.R.S. Employer
 jurisdiction                   File Number)            Identification Number)
 of incorporation)


                           3600 JP MORGAN CHASE TOWER
                                2200 ROSS AVENUE
                            DALLAS, TEXAS 75201-2776
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 303-2776




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ITEM 5. OTHER EVENTS.

         On September 24, 2002, the Registrant announced the modification of its financial guidance for fiscal year 2002 following the impact on third quarter procedure volume and service fee revenue of greater than expected seasonality in July and August. A copy of the press release announcing the modification is filed as Exhibit 99.1 to this Form 8-K and incorporated here by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release issued by the Registrant on September 24, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    September 24, 2002


                                        RADIOLOGIX, INC.




                                        By: /S/ MARK L. WAGAR
                                            ----------------------------------
                                            Mark L. Wagar
                                            Chairman of the Board and
                                            Chief Executive Officer




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                                INDEX TO EXHIBITS



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
Exhibit No.       Description of Exhibits
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
99.1              Press Release issued by the Registrant on September 24, 2002.
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